                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

                       See reverse for restrictive legend

                                                           CUSIP No. 429793 10 2

                                 HIGH SPEED NET
                                 SOLUTIONS, INC.

         AUTHORIZED SERIES A CONVERTIBLE PREFERRED STOCK: 10,000 SHARES
                                PAR VALUE: $.001

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF


                  -- Shares of HIGH SPEED NET SOLUTIONS, INC. Series A Convertible Preferred Stock -- transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


         /s/ Alan R. Kleinmaier                       /s/ Andrew Fox
         -----------------------------                --------------------------
                             SECRETARY                                 PRESIDENT

INTERWEST TRANSFER CO. INC. P.O. Box 17136/Salt Lake City, UTAH 84117

COUNTERSIGNED & REGISTERED
                           -----------------------------------------------
                           COUNTERSIGNED Transfer Agent-Authorized Signature

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                           TEN COM -- as tenants in common              UNIF GIFT MIN ACT --Custodian
                           TEN ENT -- as tenants by the entireties      ______ (Cust) ______ (Minor)
                           JT TEN -- as joint tenants with signs of     under Uniform Gifts to Minor's Act
                                     ownership and not as tenants
                                     in common                          _______ (State)
                                     Additional abbreviations may also be used though not in the above list.

                           For Value Received, _________________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
------------------------------

------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

---------------------------------------------------------------------------

---------------------------------------------------------------------------

_____________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________ Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________

                  --------------------------------------------------------------
                  NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                           WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION
                           OR ENLARGEMENT OR ANY CHANGE WHATEVER

                  THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THE SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.